     [LOGO]

Annual Report

         Jurika & Voyles Fund Group
             Mini-Cap Fund
             Value+Growth Fund
             Balanced Fund

             June 30, 1998

Table of Contents

  .............................................................
 Letter to Shareholders                                       1
  .............................................................
 Performance
     ..........................................................
    Mini-Cap Fund                                             2
     ..........................................................
    Value+Growth Fund                                         6
     ..........................................................
    Balanced Fund                                             9
  .............................................................
Schedule of Investments                                      13
  .............................................................
Statements of Assets and Liabilities                         29
  .............................................................
Statements of Operations                                     30
  .............................................................
Statements of Changes in Net Assets                          31
  .............................................................
Financial Highlights                                         34
  .............................................................
Notes to Financial Statements                                37

                     DIRECTORY OF FUNDS' SERVICE PROVIDERS

Investment Adviser
Jurika & Voyles, L.P., 1999 Harrison Street, Suite 700, Oakland, CA 94612

Distributor
First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018

Administrator
Investment Company Administration Corp., 2020 E. Financial Way, Suite 100, Glendora, CA 91741

Custodian, Transfer Agent and Fund Accountant
State Street Bank & Trust Co., 1776 Heritage, Quincy, MA 02171

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 345 California Street, 29th Floor, San Francisco, CA 94104

Auditor
McGladrey & Pullen, LLP, 555 Fifth Avenue, 8th Floor, New York, NY 10017

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR JURIKA & VOYLES FUND GROUP. DISTRIBUTOR: FIRST FUND DISTRIBUTORS, INC.

Letter to Shareholders

Dear Shareholder:

This report provides an investment review and outlook, along with a summary of key financial and performance information, for each Fund of the Jurika & Voyles Fund Group for the fiscal year ended June 30, 1998.

As always, we stand ready to serve you. If you have any questions, please do not hesitate to call our Investor Center at (800) JV-INVST (800-584-6878).

Thank you for your continued support.

Very truly yours,

      [SIG]                                 [SIG]

William K. Jurika                           Glenn C. Voyles
Jurika & Voyles, L.P.                       Jurika & Voyles, L.P.

                                IMPORTANT NOTICE
In recent months, your mutual funds have experienced a dramatic increase in shareholder transactions by short-term investors, often known as "market timers." Their large purchases and frequent redemptions increase expenses, cause the unnecessary recognition of gains, and disrupt the long-term strategies of your portfolio managers. Therefore, we believe that market timers are detrimental to the value of your shares as long-term investors.
For this reason, the Jurika & Voyles Fund Group expects to implement, effective November 1, 1998, a redemption fee equal to 1% of the proceeds from any redempton or exchange of shares held fewer than 30 days. This fee will not apply to any currently outstanding shares, or to any redemptions or exchanges out of the SSgA Money Market Fund.

                                  PERFORMANCE
               -------------------------------------------------
                                 Mini-Cap Fund

REVIEW
For the 12-month period ending June 30, 1998, small cap stocks significantly underperformed large cap stocks. The Russell 2000 Index returned 16.5% versus 30.2% for the S&P 500 Index. It has been a difficult environment for our style of investing, generally because larger capitalization stocks outperformed lower capitalizations and stocks with higher price earnings ratios outperformed more moderately priced stocks. This was particularly true in the second quarter of 1998, when each capitalization range, whether large, mid or small cap, was driven by the largest caps with the highest P/E's.

Prior to the Frank Russell Company's annual index reconstitution on June 30, 1998, the largest capitalization companies in the Russell 2000 exceeded $2 billion. Concept stocks, with little near-term prospects for earnings (such as Excite), dominated the list. The majority of these companies were young firms trading on the speculation of future profits, rather than the reality of the present.

As an example, before the re-balancing of the Russell 2000, two of the largest companies in the index (YAHOO and AMAZON) were not in existence 5 years ago yet showed astonishing appreciation. Numerous other young technology companies showed similar returns. These companies may look terrific right now, but technological changes take place rapidly and historical precedent would indicate that only a very few of these companies will be long-term survivors.

                 Russel 3000 Index Second Quarter 1998 Returns
             BY CAPITALIZATION AND P/E RANGES: OVERALL RETURN 1.82%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capitalization Range  98Q2 Total Return   Forecast P/E
Top 200                             1.2%           0-20
Top 200                             2.5%          20-30
Top 200                            12.6%        over 30
Medium 800                         -4.8%           0-20
Medium 800                         -1.1%          20-30
Medium 800                          1.4%        over 30
Small 2000                         -4.9%           0-20
Small 2000                         -7.1%          20-30
Small 2000                         -6.5%        over 30

                                  PERFORMANCE
               -------------------------------------------------
                                 Mini-Cap Fund

Our risk-averse approach precludes us from investing in high price to earnings multiple stocks and results in underperformance in markets driven by highly priced stocks. For the fiscal year ended June 30, 1998, our performance was 10.3% versus 16.5% for the Russell 2000 and 15.5% for the Lipper Small Cap Index.

Moving forward, we believe the disparity in valuations between large and small cap stocks will narrow. As of June 30, 1998, our most overweighted sectors relative to the Russell 2000 are Technology (17.6% vs. 11.7%), Other Energy (9.0% versus 3.3%) and Producer Durables (15.9% versus 7.4%). Many technology companies (particularly those that relate to electronics), energy and industrial companies have been affected by the Asian crises and their stock prices have been severely impacted. We believe U.S. technology, energy service and industrial companies are the best in the world at what they do. While earnings will be impacted over the next year because of the economic chaos in Asia, we believe these stock prices more than discount this event. Many of these companies now sell below their replacement cost and at very cheap prices relative to potential earnings.

As an example, in the energy sector, global demand has weakened due to the economic slow down in Asia. Eventually, this will reverse and world demand for energy will continue to exceed reserve resources. In addition, a large part of the energy supply for Western economies originates from some of the most unstable regions of the world. We can easily imagine a real scramble to develop energy reserves a few years from now. In the meantime, we can invest in energy service companies at fire sale prices.

During the past 12 months, there have been some changes in the personnel managing the Mini-Cap Fund. On October 1, 1997, the management of the Fund transitioned from a single individual to a team of research analysts led by Paul Meeks, CFA and Guy Elliffe, CFA. Paul Meeks did an outstanding job, but departed on May 8, 1998 to pursue another opportunity. Bill Jurika replaced Paul Meeks and works with Guy Elliffe (Jurika & Voyles' Research Director) and the analyst team to manage the Fund's assets. While the Fund's portfolio manager has changed, our investment style and philosophy have not. We continue to value our in-house, fundamental research, searching for undervalued companies with higher than market average earnings growth rates.

In the fiscal year just ended, we reduced portfolio turnover to 169% from a rate of 305% in the prior year, and the rate of

                                  PERFORMANCE
               -------------------------------------------------
                                 Mini-Cap Fund
turnover continues to decline. We have also reduced the number of positions in the portfolio from 123 to 46. We feel that these changes in the Fund's composition (E.G., reducing the number of holdings and turnover) are in the best long-term interests of shareholders. In order to be successful in the long run, we must invest in fundamental values, with purpose, patience and discipline. Larger positions and lower turnover will maximize the impact of our long-term investment bets and minimize short-term Capital Gains taxes. This occasionally means that in the short term, we may lag an index, as we have in the last year, but we strongly believe this approach entails less risk and better returns in the long run.

Our outlook for the remainder of 1998 is quite positive. After several years of underperforming their larger capitalization brethren, it is likely that small capitalization stocks will outperform moving forward. Small companies should be able to grow their profits at a faster rate than many of the Blue Chips, and tend to be more insulated from Asian turmoil.

We thank you for your continued confidence in us. Please call us with any questions, comments or requests for further data.

                                  PERFORMANCE
               -------------------------------------------------
                                 Mini-Cap Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                           Lipper Analytical Services,
                                                        Jurika & Voyles               Inc.               Russell 2000
                                                         Mini-Cap Fund      Small Company Fund Index         Index
9/30/94                                                       $10,000.00                     $10,000.00     $10,000.00
10/31/94                                                       10,410.00                      10,167.00       9,960.00
11/30/94                                                       10,400.00                       9,764.39       9,557.42
12/31/94                                                       10,650.00                       9,985.06       9,813.55
1/31/95                                                        10,409.55                       9,866.24       9,690.04
2/28/95                                                        11,211.05                      10,270.76      10,093.03
3/31/95                                                        11,832.22                      10,544.98      10,265.63
4/30/95                                                        12,814.06                      10,692.61      10,493.65
5/31/95                                                        13,244.87                      10,859.42      10,674.16
6/30/95                                                        14,146.57                      11,521.84      11,227.98
7/31/95                                                        15,358.84                      12,389.44      11,874.83
8/31/95                                                        15,278.69                      12,607.49      12,120.66
9/30/95                                                        15,509.13                      12,963.02      12,337.60
10/31/95                                                       15,148.45                      12,562.47      11,786.15
11/30/95                                                       16,070.18                      12,995.67      12,280.99
12/31/95                                                       16,210.44                      13,142.73      12,605.20
1/31/96                                                        15,816.36                      13,080.95      12,591.34
2/29/96                                                        16,689.73                      13,608.81      12,984.19
3/31/96                                                        17,690.90                      13,884.39      13,249.06
4/30/96                                                        19,682.59                      14,992.36      13,957.89
5/31/96                                                        20,502.69                      15,614.54      14,507.83
6/30/96                                                        19,586.73                      14,985.28      13,911.56
7/31/96                                                        18,574.91                      13,530.21      12,697.08
8/31/96                                                        19,384.37                      14,350.14      13,434.78
9/30/96                                                        19,948.86                      15,173.84      13,960.08
10/31/96                                                       20,034.06                      14,709.52      13,745.09
11/30/96                                                       21,006.16                      14,976.76      14,311.39
12/31/96                                                       21,423.66                      16,029.67      14,686.35
1/31/97                                                        21,896.07                      15,372.35      14,980.08
2/28/97                                                        20,929.26                      14,491.51      14,617.56
3/31/97                                                        20,270.07                      13,613.33      13,927.61
4/30/97                                                        20,226.12                      13,500.34      13,966.61
5/31/97                                                        22,456.38                      15,190.58      15,519.69
6/30/97                                                        23,983.50                      15,936.44      16,185.49
7/31/97                                                        26,005.01                      16,855.97      16,938.11
8/31/97                                                        27,118.02                      17,049.81      17,326.00
9/30/97                                                        29,319.66                      18,367.76      18,594.26
10/31/97                                                       27,709.86                      17,442.03      17,777.97
11/30/97                                                       27,662.51                      17,115.86      17,652.41
12/31/97                                                       26,536.65                      17,292.16      17,972.51
1/31/98                                                        25,704.68                      16,960.15      17,687.56
2/28/98                                                        27,158.88                      18,325.44      18,996.44
3/31/98                                                        28,668.48                      19,144.58      19,779.09
4/30/98                                                        29,319.41                      19,948.66      19,887.87
5/31/98                                                        26,992.69                      18,845.50      18,816.71
6/30/98                                                        26,452.56                      18,403.00      18,851.00
                                                              Annualized                       One Year
Total Returns for Period Ending June 30, 1998            Since Inception                   Total Return
Jurika & Voyles Mini Cap Fund                                     29.61%                         10.29%
Lipper Analytical Services, Inc. Small Company Fund
Index                                                             17.66%                         15.52%
Russell 2000 Index                                                18.42%                         16.50%

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Mini-Cap Fund with a similar investment in the Lipper Small Company Fund Index and the Russell 2000 Index from the inception of the Fund on September 30, 1994 through June 30, 1998. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, L.P.

Lipper Small Company Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalization. Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                                  PERFORMANCE
               -------------------------------------------------
                               Value+Growth Fund

REVIEW
Since 1995, the financial markets have experienced nirvana; above-average economic growth and corporate profitability with relatively non-existent inflation. Over the past three calendar years, the S&P 500 produced an annualized return of 31.2%; its best three-year performance yet. In reality, a large share of the return was driven by the very largest companies in the index, which are selling at all time high valuation levels. Investors are focusing on quality at any price. Valuation no longer seems to count. Beyond the realm of Mega-companies selling at "mega" valuation, the broader markets have not enjoyed the same magnitude of success. For the same period, the Russell Mid-cap Index generated an annualized return of 27.3% and the Russell 2000 Index (small-cap) 22.3%.

Although we can make sense of what has happened, it is harder to see the sensibleness. In our experience, the pursuit of quality without value, or on the other hand, value without quality can be a dangerous one. At Jurika & Voyles, we look for quality and value, or, to put it another way, making sensible investments at sensible prices. Although this approach has not been as popular in recent years, the outperformance of the quality at any price approach has been driven more by the desires of the investor than the sensibleness of investment.

With the Asian economic crisis and its potential impact on U.S. economic growth and corporate profitability, investors' affinity towards large, stable-growth companies has only magnified. In the first half of 1998, the return differential between large-cap and small-cap stocks was the largest seen since 1990 and nearly approached the level of the "nifty fifty" era of the early seventies. Some of the large-cap, growth stocks now sell at P/E multiples that exceed 50 times their trailing earnings with expected growth rates of 20-25%. At the same time, the majority of stocks in the market are down, on average, 25% from their 52-week highs and sell at P/E multiples much closer to their expected growth rates.

Our value-oriented bias has kept the Value + Growth Fund out of the high performance part of the market. For the trailing 12-months, the Value + Growth Fund returned 11.5%, vs. 30.2% on the S&P 500 and 28.3% on the Lipper Growth Fund Index.

How much longer will these distortions in the equity markets last? We don't know, but we think the days are numbered. In the meantime we will continue to

                                  PERFORMANCE
               -------------------------------------------------
                               Value+Growth Fund
manage the Fund with a philosophy of taking prudent risk to achieve prudent returns.

The Fund's portfolio maintains an emphasis in technology, financial services, industrial products and services and healthcare stocks. However, the composition of our holdings as well as the percentage of the portfolio invested in each sector has changed throughout the past few months.

Technology stocks (including communications) and financial services (including insurance) represent 19% and 20% of the portfolio, respectively. Because of Asian concerns, we have reduced some of our more cyclical industrial stocks, and industrials as a whole (including basic industries) now represent 14% of the portfolio. We also reduced our healthcare services' exposure by eliminating a number of the HMO companies we owned. Finally, we increased our holdings in the energy sector, adding to existing companies as well as initiating positions in a few new stocks. With oil prices down near 12-year lows, many of these stocks offer very attractive long-term values.

OUTLOOK
We think our portfolio, which emphasizes quality subject to reasonable valuation, looks extremely attractive. We like the companies in which we are invested, their prospects for the future, and the prices that we have paid relative to their prospects. We are finding some exceptional values in technology and in the mid and small capitalization sectors. The P/E multiple on the Value + Growth Fund is currently 18.8x with an expected three-year growth rate of 15%. This compares to the S&P 500 with a P/E multiple of 23.2x and an expected growth rate of 7%.

We feel that something has to give in this market. We would not be surprised to see a correction as the market fully appreciates slowing rates of earnings growth coupled with extreme valuation discrepancies, but we have said this before. Should a correction occur, we feel that the Fund is well positioned. We own good businesses at reasonable prices where investors have generally low expectations. This should offer protection on the downside if the market declines further and significant opportunities on the upside when the economy starts to turn positive.

                                  PERFORMANCE
               -------------------------------------------------
                               Value+Growth Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                         Lipper Analytical Services,
                                                    Jurika & Voyles                 Inc.                S&P 500
                                                  Value + Growth Fund         Growth Fund Index          Index
9/30/94                                                      10,000.00                      10,000.00   10,000.00
10/31/94                                                     10,140.00                      10,190.52   10,225.00
11/30/94                                                     10,080.00                       9,802.58    9,852.81
12/31/94                                                     10,559.00                       9,888.09    9,998.63
1/31/95                                                      10,468.84                       9,924.12   10,257.60
2/28/95                                                      10,868.58                      10,290.97   10,657.64
3/31/95                                                      11,210.17                      10,602.78   10,972.04
4/30/95                                                      11,751.15                      10,902.97   11,294.62
5/31/95                                                      12,161.98                      11,232.84   11,746.41
6/30/95                                                      12,843.11                      11,737.26   12,018.92
7/31/95                                                      13,474.25                      12,304.17   12,417.95
8/31/95                                                      13,554.39                      12,433.36   12,449.00
9/30/95                                                      13,754.75                      12,802.53   12,974.34
10/31/95                                                     13,103.58                      12,632.35   12,927.64
11/30/95                                                     13,844.91                      13,059.33   13,495.16
12/31/95                                                     13,525.34                      13,114.18   13,755.62
1/31/96                                                      13,430.66                      13,431.54   14,223.81
2/29/96                                                      13,756.72                      13,642.42   14,355.58
3/31/96                                                      13,946.03                      13,705.17   14,493.40
4/30/96                                                      14,713.80                      14,049.17   14,706.45
5/31/96                                                      14,997.77                      14,297.84   15,084.41
6/30/96                                                      14,398.28                      14,157.72   15,141.73
7/31/96                                                      13,409.65                      13,391.79   14,472.46
8/31/96                                                      14,145.86                      13,789.53   14,777.83
9/30/96                                                      14,829.49                      14,560.36   15,609.82
10/31/96                                                     15,134.50                      14,770.03   16,040.65
11/30/96                                                     15,262.76                      15,703.49   17,253.33
12/31/96                                                     16,272.08                      15,406.70   16,911.71
1/31/97                                                      16,939.81                      16,215.55   17,968.69
2/28/97                                                      17,080.39                      16,090.69   16,108.85
3/31/97                                                      18,389.21                      15,353.74   17,364.58
4/30/97                                                      18,740.55                      16,029.30   16,401.24
5/31/97                                                      18,333.89                      17,138.53   18,521.88
6/30/97                                                      19,060.22                      17,779.51   20,398.41
7/31/97                                                      20,407.44                      19,253.43   22,022.12
8/30/97                                                      19,785.38                      18,541.05   20,788.88
9/30/97                                                      20,993.35                      19,601.60   21,928.11
10/31/97                                                     19,759.95                      18,968.47   21,195.71
11/30/97                                                     19,683.65                      19,404.75   22,177.06
12/30/97                                                     19,776.48                      19,732.69   22,559.52
1/31/98                                                      19,369.66                      19,864.90   22,808.92
2/28/98                                                      21,023.17                      21,265.37   24,453.44
3/31/98                                                      21,876.17                      22,175.53   25,705.46
4/30/98                                                      22,282.98                      22,412.81   25,964.06
5/31/98                                                      21,088.78                      21,861.45   25,517.48
6/30/98                                                      21,259.38                      22,805.87   26,554.00
                                                            Annualized                       One Year
Total Returns for Period Ending June 30, 1998          Since Inception                   Total Return
Jurika & Voyles Value + Growth Fund                             22.27%                         11.54%
Lipper Analytical Services, Inc. Growth Fund
Index                                                           24.58%                         28.27%
S&P 500 Index                                                   29.74%                         30.15%

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Value+Growth Fund with a similar investment in the Lipper Growth Fund Index and the S&P 500 Index from the inception of the Fund on September 30, 1994 through June 30, 1998. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, L.P.

Lipper Growth Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies of all market capitalization with potential for growth. S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                                  PERFORMANCE
               -------------------------------------------------
                                 Balanced Fund

REVIEW
Since 1995, the financial markets have experienced nirvana; above-average economic growth and corporate profitability with relatively non-existent inflation. Over the past three calendar years, the S&P 500 produced an annualized return of 31.2%; its best three-year performance yet. In reality, a large share of this return was driven by the very largest companies in the index, which are selling at all time high valuation levels. Investors are focusing on quality at any price. Valuation no longer seems to count. Beyond the realm of Mega-companies selling at "mega" valuations, the broader markets have not enjoyed the same magnitude of success. For the same period, the Russell Mid-cap Index generated an annualized return of 27.3% and the Russell 2000 Index (small-cap) 22.3%.

Although we can make sense of what has happened, it is harder to see the sensibleness. In our experience, the pursuit of quality without value, or on the other hand, value without quality can be a dangerous one. At Jurika & Voyles, we look for quality and value, or, to put it another way, making sensible investments at sensible prices. Although this approach has not been as popular in recent years, the outperformance of the quality at any price approach has been driven more by the desires of the investor than the sensibleness of investment.

With the Asian economic crisis and its potential impact on U.S. economic growth and corporate profitability, investors' affinity towards large, stable-growth companies has only magnified. In the first half of 1998, the return differential between large-cap and small-cap stocks was the largest seen since 1990 and nearly approached the level of the "nifty fifty" era of the early seventies. Some of the large-cap, growth stocks now sell at P/E multiples that exceed 50 times their trailing earnings with expected growth rates of 20-25%. At the same time, the majority of stocks in the market are down, on average, 25% from their 52-week highs and sell at P/E multiples much closer to their expected growth rates.

Our value-oriented bias has kept the Balanced Fund out of the high performance part of the market, relative to other balanced funds. Our allocation to equity securities is close to our historical low, representing only 58% of the portfolio as of June 30, 1998. For the trailing 12-months, the Balanced Fund returned 9.0%, vs. 18.4% for the Lipper Balanced Fund Index.

                                  PERFORMANCE
               -------------------------------------------------
                                 Balanced Fund

How much longer will these distortions in the equity markets last? We don't know, but we think the days are numbered. In the meantime, we will continue to manage the Fund with a philosophy of taking prudent risk to achieve prudent returns.

The Fund's portfolio maintains an emphasis in technology, financial services, industrial products and services and healthcare stocks. However, the composition of our holdings as well as the percentage of the portfolio invested in each sector has changed throughout the past few months.

Technology stocks (including communications) and financial services (including insurance) represent 11% and 12% of the portfolio, respectively. Because of the Asian concerns, we have reduced some of our more cyclical industrial stocks, and industrials as a whole (including basic industries) now represent 9% of the portfolio. We also reduced our healthcare services exposure by eliminating a number of the HMO companies we owned. Finally, we increased our holdings in the energy sector, adding to existing companies as well as initiating positions in a few new stocks. With oil prices down near 12-year lows, many of these stocks offer very attractive long-term values.

The investment performance of our fixed income portion of the portfolio has been strongly influenced by the "flight to quality" effect that the Asian economic difficulties have fostered. Corporate bond spreads are at their widest levels in five years as earnings concerns dampen investors' comfort with non-government debt issues. Since our focus continues to be on strong domestic credits with discernable cash flow capacity, we have used this opportunity to selectively add to our corporate holdings. After declining to record lows during the latter half of 1997, interest rates have been holding steady during the first half of 1998, and are expected to remain so for the balance of the year.

In order to optimize the positioning of bonds in the portfolio and take advantage of the changes in the market, we have shortened the maturities of our corporates while we have been increasing the sector market weighting. The impact of our current strategy is to provide a high level of yield stability while moderating the interest rate risks to the portfolio, and thus reducing the risk profile of the entire fund.

OUTLOOK
We think our portfolio, which emphasizes quality subject to reasonable valuation, looks

                                  PERFORMANCE
               -------------------------------------------------
                                 Balanced Fund
extremely attractive. We like the companies in which we are invested, their prospects for the future, and the prices that we have paid relative to their prospects. We are finding some exceptional values in technology and in the mid and small capitalization sectors. The P/E multiple on the Balanced Fund is currently 18.8x with an expected three-year growth rate of 15%. This compares to the S&P 500 with a P/E multiple of 23.2x and an expected growth rate of 7%.

We feel that something has to give in this market. We would not be surprised to see a correction as the market fully appreciates slowing rates of earnings growth coupled with extreme valuation discrepancies, but we have said this before. Should a correction occur, we feel that the Fund is well positioned. We own good businesses at reasonable prices where investors have generally low expectations. This should offer protection on the downside if the market declines further and significant opportunities on the upside when the economy starts to turn positive.

                                  PERFORMANCE
               -------------------------------------------------
                                 Balanced Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            Jurika & Voyles   Lipper Balanced        60% S&P 500/40% Lehman
                                                                                                  Bros. Gov't/Corp. Int. Bond
                                                             Balanced Fund       Fund Index                  Index
3/9/92                                                            $10,000.00        $10,000.00                        $10,000.00
3/31/92                                                             9,940.00         10,000.00                          9,994.00
4/30/92                                                            10,100.16         10,108.00                         10,205.47
5/31/92                                                            10,170.23         10,239.40                         10,298.75
6/30/92                                                            10,162.22         10,160.56                         10,267.65
7/31/92                                                            10,544.19         10,459.28                         10,601.35
8/31/92                                                            10,493.93         10,362.01                         10,513.36
9/30/92                                                            10,720.09         10,481.17                         10,644.35
10/31/92                                                           10,942.16         10,482.22                         10,610.72
11/30/92                                                           11,315.65         10,721.22                         10,811.05
12/31/92                                                           11,546.81         10,874.53                         10,948.78
1/31/93                                                            11,850.67         11,020.25                         11,089.36
2/28/93                                                            11,789.90         11,156.90                         11,249.94
3/30/93                                                            12,118.07         11,386.73                         11,410.36
4/30/93                                                            11,985.91         11,299.05                         11,281.19
5/31/93                                                            12,107.91         11,496.79                         11,452.67
6/30/93                                                            12,332.58         11,618.65                         11,544.52
7/31/93                                                            12,536.42         11,665.13                         11,527.90
8/31/93                                                            12,862.57         12,017.41                         11,863.36
9/30/93                                                            13,060.30         12,043.85                         11,828.48
10/31/93                                                           13,111.44         12,167.90                         11,988.16
11/30/93                                                           13,009.17         11,973.22                         11,892.98
12/31/93                                                           13,512.35         12,174.37                         12,001.20
1/31/94                                                            13,813.78         12,493.34                         12,299.31
2/28/94                                                            13,792.99         12,248.47                         12,026.51
3/30/94                                                            13,330.45         11,803.85                         11,632.53
4/30/94                                                            13,372.21         11,829.82                         11,690.22
5/31/94                                                            13,340.89         11,920.91                         11,808.53
6/30/94                                                            13,215.63         11,713.48                         11,635.42
7/31/94                                                            13,383.58         11,978.21                         11,931.42
8/31/94                                                            13,719.48         12,277.66                         12,239.73
9/30/94                                                            13,544.18         12,056.66                         12,015.50
10/31/94                                                           13,304.07         12,094.04                         12,177.22
11/30/94                                                           12,933.00         11,815.88                         11,889.36
12/31/94                                                           13,215.67         11,929.31                         12,011.58
1/31/95                                                            13,270.83         12,077.23                         12,279.44
2/28/95                                                            13,822.40         12,428.68                         12,668.45
3/30/95                                                            14,142.31         12,648.67                         12,921.56
4/30/95                                                            14,530.53         12,886.46                         13,213.07
5/31/95                                                            15,140.59         13,298.83                         13,689.80
6/30/95                                                            15,573.18         13,534.22                         13,917.05
7/31/95                                                            16,019.40         13,819.79                         14,194.84
8/31/95                                                            16,309.45         13,927.58                         14,267.80
9/30/95                                                            16,480.13         14,260.45                         14,670.15
10/31/95                                                           15,961.25         14,224.80                         14,703.60
11/30/95                                                           16,513.97         14,667.19                         15,167.94
12/31/95                                                           16,573.75         14,897.47                         15,407.29
1/31/96                                                            16,597.31         15,165.62                         15,774.60
2/29/96                                                            16,927.14         15,173.21                         15,788.80
3/30/96                                                            17,049.65         15,230.86                         15,847.53
4/30/96                                                            17,642.47         15,331.39                         15,965.12
5/31/96                                                            17,891.46         15,487.77                         16,206.19
6/30/96                                                            17,528.65         15,538.88                         16,311.86
7/31/96                                                            16,860.44         15,139.53                         15,898.84
8/31/96                                                            17,480.92         15,378.73                         16,105.21
9/30/96                                                            17,966.57         15,947.75                         16,738.79
10/31/96                                                           18,302.84         16,285.84                         17,134.49
11/30/96                                                           19,271.50         17,044.76                         18,002.18
12/31/96                                                           19,139.60         16,835.11                         17,742.23
1/31/97                                                            19,802.78         17,350.26                         18,435.24
2/28/97                                                            20,068.06         17,414.46                         18,535.53
3/31/97                                                            19,536.18         16,907.70                         18,027.28
4/30/97                                                            20,043.96         17,416.62                         18,757.39
5/31/97                                                            20,992.71         18,128.96                         19,505.06
6/30/97                                                            21,580.67         18,718.15                         20,101.52
7/31/97                                                            22,548.91         19,783.21                         21,224.80
8/31/97                                                            22,172.13         19,156.09                         20,469.19
9/30/97                                                            22,996.70         19,920.41                         21,796.20
10/31/97                                                           22,281.70         19,557.86
11/30/97                                                           22,237.92         19,915.77
12/31/97                                                           22,331.31         20,205.55
1/31/98                                                            21,969.45         20,345.98                         22,055.18
2/28/98                                                            23,085.26         21,153.72                         23,002.23
3/31/98                                                            23,682.37         21,801.02                         23,738.30
4/30/98                                                            23,986.18         21,951.45                         23,929.06
5/31/98                                                            23,317.79         21,729.74                         23,751.99
6/30/98                                                            23,513.60         22,159.00                         24,391.67
                                                                  Annualized          One Year
Total Returns for Period Ending June 30, 1998                Since Inception      Total Return
Jurika & Voyles Balanced Fund                                         14.50%             8.96%
Lipper Balanced Fund Index                                            13.57%            18.38%
60% S&P 500/40% Lehman Bros. Gov't/Corp. Int. Bond Index              15.17%            21.34%

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Balanced Fund with a similar investment in a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Intermediate Bond Index, and Lipper Balanced Fund Index from the inception of the Fund on March 9, 1992 through June 30, 1998. For purposes of the graph and the Fund's Annualized Total Return Since Inception and the One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total returns of the Fund reflect the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, L.P.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged market-weighted index consisting of public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of one to ten years. It is generally regarded as representative of the market for intermediate-term domestic bonds.

Lipper Balanced Fund Index is an unmanaged, net asset value weighted index of 30 balanced mutual funds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  ------------
COMMON STOCKS - 89.36%
BASIC INDUSTRIES
Chemicals - 3.60%
  OM Group, Inc........................      40,000  $  1,650,000
  R.P.M., Inc..........................      95,300     1,620,100
                                                     ------------
                                                        3,270,100
                                                     ------------
COMMUNICATIONS
Communication Equipment - 2.68%
  ECI Telecom, Limited.................      64,200     2,431,575
                                                     ------------
CONSUMER CYCLICALS
Retail: Apparel - 4.44%
  *Gerber Childrenswear, Inc...........      79,800     1,231,913
  *Quiksilver, Inc.....................      70,400     1,403,600
  St. John Knits, Inc..................      36,200     1,398,225
                                                     ------------
                                                        4,033,738
                                                     ------------
Retail: Specialty - 0.97%
  *Cost Plus, Inc......................      29,500       877,625
                                                     ------------
  TOTAL CONSUMER CYCLICALS.........................     4,911,363
                                                     ------------
CONSUMER SERVICES
Entertainment - 3.84%
  *GTECH Holdings Corp.................     103,700     3,493,394
                                                     ------------
Hotel/Motel - 1.43%
  *Sun International Hotels Limited....      28,600     1,301,300
                                                     ------------
  TOTAL CONSUMER SERVICES..........................     4,794,694
                                                     ------------
CONSUMER STAPLES
Cosmetics - 1.74%
  *Helen of Troy, Limited..............      71,800     1,579,600
                                                     ------------
Food - 0.37%
  Hormel Foods Corp....................       9,700       335,256
                                                     ------------
  TOTAL CONSUMER STAPLES...........................     1,914,856
                                                     ------------
ENERGY
Oil: Integrated Domestic - 1.76%
  Snyder Oil Corp......................      80,000     1,595,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  ------------
Oil & Gas Services - 5.80%
  *Mitcham Industries, Inc.............      60,400  $    705,925
  *Pride International, Inc............     120,800     2,046,050
  *Veritas DGC, Inc....................      50,400     2,516,850
                                                     ------------
                                                        5,268,825
                                                     ------------
Natural Gas - 1.43%
  K. N. Energy, Inc....................      24,000     1,300,500
                                                     ------------
  TOTAL ENERGY.....................................     8,164,325
                                                     ------------
FINANCIAL
Banks: Savings & Loan - 4.53%
  MAF Bancorp, Inc.....................      62,500     2,273,438
  *Quaker City Bancorp, Inc............      80,000     1,840,000
                                                     ------------
                                                        4,113,438
                                                     ------------
Miscellaneous Finance - 1.27%
  Waddell & Reed Financial, Inc........      48,400     1,158,575
                                                     ------------
  TOTAL FINANCIAL..................................     5,272,013
                                                     ------------
HEALTHCARE PRODUCTS
Drugs - 1.59%
  *Biovail Corp........................      20,000       640,000
  *Dal Tile International, Inc.........      82,200       806,588
                                                     ------------
                                                        1,446,588
                                                     ------------
Medical Products - 1.25%
  *Atrix Labs, Inc.....................      84,900     1,135,537
                                                     ------------
  TOTAL HEALTHCARE PRODUCTS........................     2,582,125
                                                     ------------
HEALTHCARE SERVICES
HMOs - 1.76%
  *Medpartners, Inc....................     200,000     1,600,000
                                                     ------------
INDUSTRIAL PRODUCTS
Aerospace/Defense - 2.92%
  *Doncasters Plc......................      95,400     2,653,313
                                                     ------------
Electronics Equipment - 3.10%
  General Cable Corp...................      97,500     2,815,312
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  ------------
Electronics Instruments - 1.48%
  *General Scanning, Inc...............     150,500  $  1,345,094
                                                     ------------
Machinery - 1.55%
  *Gardner Denver Machinery, Inc.......      51,000     1,408,875
                                                     ------------
  TOTAL INDUSTRIAL PRODUCTS........................     8,222,594
                                                     ------------
INDUSTRIAL SERVICES
Construction - 1.11%
  Granite Construction, Inc............      33,000     1,010,625
                                                     ------------
Special Services - 3.76%
  *Bisys Group, Inc....................      40,900     1,676,900
  Unifirst Corp........................      69,700     1,742,500
                                                     ------------
                                                        3,419,400
                                                     ------------
  TOTAL INDUSTRIAL SERVICES........................     4,430,025
                                                     ------------
INSURANCE
Life Insurance - 3.16%
  Amerus Life Holdings, Inc............      88,756     2,873,475
                                                     ------------
Property/Casualty Insurance - 6.42%
  ESG Re Limited.......................      73,600     1,591,600
  Fremont General Corp.................      50,700     2,747,306
  HCC Insurance Holdings, Inc..........      67,800     1,491,600
                                                     ------------
                                                        5,830,506
                                                     ------------
  TOTAL INSURANCE..................................     8,703,981
                                                     ------------
REAL ESTATE INVESTMENT TRUSTS - 5.69%
  Cabot Industrial Trust...............      31,800       679,725
  Capstone Capital Corp................      39,200       901,600
  Glenborough Realty Trust, Inc........      23,000       606,625
  Golf Trust of America, Inc...........      50,000     1,718,750
  Post Properties, Inc.................      32,900     1,266,650
                                                     ------------
                                                        5,173,350
                                                     ------------
TECHNOLOGY
Hardware & Peripherals - 10.23%
  *Flextronics International...........      65,400     2,844,900
  *Sanmina Corp........................      53,000     2,298,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  ------------
Hardware & Peripherals - 10.23%--Continued
  *Zebra Technologies Corp.............      97,200  $  4,155,300
                                                     ------------
                                                        9,299,075
                                                     ------------
Software - 7.32%
  *Symantec Corp.......................     102,300     2,672,587
  *Synopsys, Inc.......................      87,000     3,980,250
                                                     ------------
                                                        6,652,837
                                                     ------------
  TOTAL TECHNOLOGY.................................    15,951,912
                                                     ------------
TRANSPORTATION
Railroad - 2.63%
  *Genesee & Wyoming, Inc..............     125,900     2,392,100
                                                     ------------
UTILITIES
Utility Service Providers - 1.53%
  Montana Power Co.....................      40,000     1,390,000
                                                     ------------
  TOTAL COMMON STOCKS (Cost $75,258,526)...........    81,205,013
                                                     ------------

                                            Par
                                           Value
                                         ----------
REPURCHASE AGREEMENT - 7.86%
  State Street Bank & Trust Co.
   $7,146,000 at 5.00% (Agreement dated
   June 30, 1998; to be repurchased at
   $7,146,993 on 7/01/98;
   collateralized by U.S. Treasury
   Notes due 7/31/01) (Value
   $7,482,808) (Cost $7,146,000).......  $7,146,000     7,146,000
                                                     ------------
  TOTAL INVESTMENTS - 97.22% (Cost $82,404,526)....    88,351,013
                                                     ------------
  Cash and Other Assets, Net of Liabilities -
   2.78%...........................................     2,519,290
                                                     ------------
NET ASSETS - 100.00%...............................  $ 90,870,303
                                                     ------------
                                                     ------------

* INDICATES NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                               Value+Growth Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  -----------
COMMON STOCKS - 97.27%
BASIC INDUSTRIES
Aluminum - 0.94%
  Reynolds Metals Co...................       8,000  $   447,500
                                                     -----------
Building Materials - 1.96%
  *American Standard Co., Inc..........      20,800      929,500
                                                     -----------
Chemicals - 1.28%
  OM Group, Inc........................      14,750      608,438
                                                     -----------
  TOTAL BASIC INDUSTRIES...........................    1,985,438
                                                     -----------
COMMUNICATIONS
Telecommunications Equipment - 5.38%
  ECI Telecom, Limited.................      29,800    1,128,675
  *3Com Corp...........................      46,350    1,422,366
                                                     -----------
                                                       2,551,041
                                                     -----------
Wireless Service - 1.96%
  SBC Communications, Inc..............      23,200      928,000
                                                     -----------
  TOTAL COMMUNICATIONS.............................    3,479,041
                                                     -----------
CONSUMER CYCLICALS
Auto Parts - 1.24%
  Pep Boys Manny Moe & Jack............      31,000      587,063
                                                     -----------
Retail - 2.48%
  Dayton Hudson Corp...................       9,000      436,500
  *Federated Department Stores.........      13,700      737,231
                                                     -----------
                                                       1,173,731
                                                     -----------
Retail: Food - 3.20%
  American Stores Co...................      50,200    1,214,213
  Hannaford Brothers Co................       6,900      303,600
                                                     -----------
                                                       1,517,813
                                                     -----------
Retail: Specialty - 1.40%
  Circuit City Stores, Inc.............      14,200      665,625
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                               Value+Growth Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  -----------
Toys - 1.53%
  Mattel, Inc..........................      17,100  $   723,544
                                                     -----------
  TOTAL CONSUMER CYCLICALS.........................    4,667,776
                                                     -----------
CONSUMER SERVICES
Entertainment - 1.63%
  *GTECH Holdings Corp.................      13,600      458,150
  *Sabre Group Holdings, Inc...........       8,300      315,400
                                                     -----------
                                                         773,550
                                                     -----------
Hotel/Motel - 1.06%
  Hilton Hotels Corp...................      17,700      504,450
                                                     -----------
Publishing - 1.19%
  McGraw-Hill Companies, Inc...........       6,900      562,781
                                                     -----------
  TOTAL CONSUMER SERVICES..........................    1,840,781
                                                     -----------
ENERGY
Natural Gas - 3.96%
  Enron Corp...........................      15,000      810,937
  K.N. Energy, Inc.....................      19,700    1,067,494
                                                     -----------
                                                       1,878,431
                                                     -----------
Oil and Gas Services - 2.09%
  Santa Fe International Corp..........      19,700      595,925
  *EVI Weatherford, Inc................      10,592      393,228
                                                     -----------
                                                         989,153
                                                     -----------
Oil: Integrated Domestic - 2.68%
  Ultramar Diamond Shamrock............      17,200      542,875
  Vastar Resources, Inc................      16,600      725,213
                                                     -----------
                                                       1,268,088
                                                     -----------
Oil: Integrated International - 1.64%
  Texaco, Inc..........................      13,000      775,938
                                                     -----------
  TOTAL ENERGY.....................................    4,911,610
                                                     -----------
FINANCIAL
Banks: Money Center - 7.25%
  Chase Manhattan Corp.................      23,400    1,766,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                               Value+Growth Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  -----------
Banks: Money Center - 7.25%--Continued
  Citicorp.............................      11,200  $ 1,671,600
                                                     -----------
                                                       3,438,300
                                                     -----------
Banks: Regional - 2.86%
  First Union Corp.....................      13,700      798,025
  Fleet Financial Group, Inc...........       6,700      559,450
                                                     -----------
                                                       1,357,475
                                                     -----------
Banks: Savings & Loan - 2.43%
  Washington Mutual, Inc...............      26,550    1,153,266
                                                     -----------
Miscellaneous Finance - 1.17%
  CIT Group, Inc.......................      14,800      555,000
                                                     -----------
  TOTAL FINANCIAL..................................    6,504,041
                                                     -----------
HEALTHCARE PRODUCTS
Drugs - 1.30%
  *Biogen, Inc.........................      12,600      617,400
                                                     -----------
Medical Products - 2.81%
  Abbott Laboratories, Inc.............      32,600    1,332,525
                                                     -----------
  TOTAL HEALTHCARE PRODUCTS........................    1,949,925
                                                     -----------
HEALTHCARE SERVICES
HMOs - 4.55%
  AETNA, Inc...........................      16,900    1,286,513
  *First Health Group Corp.............      18,200      518,700
  *Medpartners, Inc....................      43,738      349,904
                                                     -----------
                                                       2,155,117
                                                     -----------
Hospitals/Long-Term Care - 2.61%
  *Tenet HealthCare Corp...............      39,600    1,237,500
                                                     -----------
  TOTAL HEALTHCARE SERVICES........................    3,392,617
                                                     -----------
INDUSTRIAL PRODUCTS
Aerospace/Defense - 3.53%
  Lockheed Martin Corp.................      15,800    1,672,825
                                                     -----------
Machinery - 2.15%
  Briggs & Stratton Corp...............       4,600      172,213
  Case Corp............................       7,700      371,525

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                               Value+Growth Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  -----------
Machinery - 2.15%--Continued
  Deere & Co...........................       9,000  $   475,875
                                                     -----------
                                                       1,019,613
                                                     -----------
Manufacturing - Diversified - 0.47%
  Parker Hannifin Corp.................       5,850      223,031
                                                     -----------
Office Equipment - 4.10%
  Xerox Corp...........................      19,100    1,941,038
                                                     -----------
  TOTAL INDUSTRIAL PRODUCTS........................    4,856,507
                                                     -----------
INSURANCE
Life Insurance - 3.08%
  Protective Life Corp.................      18,800      689,725
  Reliastar Financial Corp.............      16,000      768,000
                                                     -----------
                                                       1,457,725
                                                     -----------
Multi-Line Insurance - 1.83%
  Cigna Corp...........................      12,600      869,400
                                                     -----------
Property/Casualty Insurance - 1.63%
  *Amerin Corp.........................       8,200      239,338
  Travelers Property Casualty Corp.....      12,400      531,650
                                                     -----------
                                                         770,988
                                                     -----------
  TOTAL INSURANCE..................................    3,098,113
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS - 1.07%
  Equity Residential Properties
   Trust...............................      10,700      507,581
                                                     -----------
TECHNOLOGY
Hardware & Peripherals - 3.09%
  *E. M. C. Corp.......................      25,400    1,138,238
  *Zebra Technologies Corp.............       7,600      324,900
                                                     -----------
                                                       1,463,138
                                                     -----------
Semiconductors - 1.41%
  *LSI Logic Corp......................      29,000      668,813
                                                     -----------
Software - 6.99%
  Adobe Systems, Inc...................      20,300      861,480
  Electronic Data Systems Corp.........      16,300      652,000
  First Data Corp......................      21,500      716,219

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                               Value+Growth Fund

                                         Number of
              Description                  Shares       Value
---------------------------------------  ----------  -----------
Software - 6.99%--Continued
  *Synopsys, Inc.......................      23,700  $ 1,084,275
                                                     -----------
                                                       3,313,974
                                                     -----------
  TOTAL TECHNOLOGY.................................    5,445,925
                                                     -----------
TRANSPORTATION
Miscellaneous Transportation - 1.55%
  *FDX Corp............................      11,700      734,175
                                                     -----------
Railroad - 1.70%
  Union Pacific Corp...................      18,200      803,075
                                                     -----------
  TOTAL TRANSPORTATION.............................    1,537,250
                                                     -----------
UTILITIES
Utility Service Providers - 4.07%
  *AES Corp............................      36,700    1,929,040
                                                     -----------
  TOTAL COMMON STOCKS (Cost $40,950,518)...........   46,105,645
                                                     -----------

                                            Par
                                           Value
                                         ----------
REPURCHASE AGREEMENT - 3.14%
  State Street Bank & Trust Co.
   $1,488,000 at 4.00% (Agreement dated
   June 30, 1998; to be repurchased at
   $1,488,165 on 7/01/98;
   collateralized by U.S. Treasury
   Notes due 7/31/01) (Value
   $1,560,499)
   (Cost $1,488,000)...................  $1,488,000    1,488,000
                                                     -----------
  TOTAL INVESTMENTS - 100.41% (Cost $42,438,518)...   47,593,645
                                                     -----------
  Liabilities in Excess of Cash and Other Assets -
   (0.41%).........................................     (194,302)
                                                     -----------
NET ASSETS - 100.00%...............................  $47,399,343
                                                     -----------
                                                     -----------

* INDICATES NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

                                          Number of
              Description                  Shares        Value
---------------------------------------  -----------  -----------
COMMON STOCKS - 57.74%
BASIC INDUSTRIES
Aluminum - 0.59%
  Reynolds Metals Co...................        7,000  $   391,563
                                                      -----------
Building Materials - 1.34%
  *American Standard Co., Inc..........       20,000      893,750
                                                      -----------
Chemicals - 0.72%
  OM Group, Inc........................       11,600      478,500
                                                      -----------
  TOTAL BASIC INDUSTRIES............................    1,763,813
                                                      -----------
COMMUNICATIONS
Telecommunications Equipment - 3.29%
  ECI Telecom, Limited.................       24,800      939,300
  *3Com Corp...........................       40,775    1,251,283
                                                      -----------
                                                        2,190,583
                                                      -----------
Wireless Service - 1.19%
  SBC Communications, Inc..............       19,900      796,000
                                                      -----------
  TOTAL COMMUNICATIONS..............................    2,986,583
                                                      -----------
CONSUMER CYCLICALS
Auto Parts - 0.67%
  Pep Boys Manny Moe & Jack............       23,600      446,925
                                                      -----------
Retail - 1.50%
  Dayton Hudson Corp...................        7,800      378,300
  *Federated Department Stores, Inc....       11,500      618,844
                                                      -----------
                                                          997,144
                                                      -----------
Retail: Food - 1.52%
  American Stores Co...................       32,400      783,675
  Hannaford Brothers Co................        5,200      228,800
                                                      -----------
                                                        1,012,475
                                                      -----------
Retail: Specialty - 0.79%
  Circuit City Stores, Inc.............       11,300      529,688
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

                                          Number of
              Description                  Shares        Value
---------------------------------------  -----------  -----------
Toys - 0.79%
  Mattel, Inc..........................       12,400  $   524,675
                                                      -----------
  TOTAL CONSUMER CYCLICALS..........................    3,510,907
                                                      -----------
CONSUMER SERVICES
Entertainment - 1.00%
  *GTECH Holdings Corp.................       12,500      421,094
  *Sabre Group Holdings, Inc...........        6,500      247,000
                                                      -----------
                                                          668,094
                                                      -----------
Hotel/Motel - 0.59%
  Hilton Hotels Corp...................       13,800      393,300
                                                      -----------
Publishing - 0.73%
  McGraw-Hill Companies, Inc...........        6,000      489,375
                                                      -----------
  TOTAL CONSUMER SERVICES...........................    1,550,769
                                                      -----------
ENERGY
Natural Gas - 2.35%
  Enron Corp...........................       12,800      692,000
  K.N. Energy, Inc.....................       16,200      877,838
                                                      -----------
                                                        1,569,838
                                                      -----------
Oil and Gas Services - 1.16%
  *EVI Weatherford, Inc................        6,792      252,153
  Santa Fe International Corp..........       17,200      520,300
                                                      -----------
                                                          772,453
                                                      -----------
Oil: Integrated Domestic - 1.48%
  Ultramar Diamond Shamrock............       14,600      460,813
  Vastar Resources, Inc................       12,000      524,250
                                                      -----------
                                                          985,063
                                                      -----------
Oil: Integrated International - 0.95%
  Texaco, Inc..........................       10,600      632,687
                                                      -----------
  TOTAL ENERGY......................................    3,960,041
                                                      -----------
FINANCIAL
Banks: Money Center - 4.32%
  Chase Manhattan Corp.................       19,600    1,479,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

                                          Number of
              Description                  Shares        Value
---------------------------------------  -----------  -----------
Banks: Money Center - 4.32%--Continued
  Citicorp.............................        9,400  $ 1,402,950
                                                      -----------
                                                        2,882,750
                                                      -----------
Banks: Regional - 1.79%
  First Union Corp.....................       11,900      693,175
  Fleet Financial Group, Inc...........        6,000      501,000
                                                      -----------
                                                        1,194,175
                                                      -----------
Banks: Savings & Loan - 1.48%
  Washington Mutual, Inc...............       22,650      983,859
                                                      -----------
Miscellaneous Finance - 0.75%
  CIT Group, Inc.......................       13,300      498,750
                                                      -----------
  TOTAL FINANCIAL...................................    5,559,534
                                                      -----------
HEALTHCARE PRODUCTS
Drugs - 0.74%
  *Biogen, Inc.........................       10,100      494,900
                                                      -----------
Medical Products - 1.64%
  Abbott Laboratories, Inc.............       26,800    1,095,450
                                                      -----------
  TOTAL HEALTHCARE PRODUCTS.........................    1,590,350
                                                      -----------
HEALTHCARE SERVICES
HMOs - 2.76%
  AETNA, Inc...........................       14,700    1,119,038
  *First Health Group Corp.............       15,400      438,900
  *Medpartners, Inc....................       35,700      285,600
                                                      -----------
                                                        1,843,538
                                                      -----------
Hospitals/Long-Term Care - 1.57%
  *Tenet HealthCare Corp...............       33,400    1,043,750
                                                      -----------
  TOTAL HEALTHCARE SERVICES.........................    2,887,288
                                                      -----------
INDUSTRIAL PRODUCTS
Aerospace/Defense - 2.18%
  Lockheed Martin Corp.................       13,700    1,450,488
                                                      -----------
Machinery - 1.35%
  Briggs & Stratton Corp...............        4,200      157,238
  Case Corp............................        6,700      323,275

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

                                          Number of
              Description                  Shares        Value
---------------------------------------  -----------  -----------
Machinery - 1.35%--Continued
  Deere & Co...........................        7,900  $   417,713
                                                      -----------
                                                          898,226
                                                      -----------
Manufacturing - Diversified - 0.34%
  Parker Hannifin Corp.................        6,000      228,750
                                                      -----------
Office Equipment - 2.36%
  Xerox Corp...........................       15,500    1,575,188
                                                      -----------
  TOTAL INDUSTRIAL PRODUCTS.........................    4,152,652
                                                      -----------
INSURANCE
Life Insurance - 1.81%
  Protective Life Corp.................       15,400      564,988
  Reliastar Financial Corp.............       13,400      643,200
                                                      -----------
                                                        1,208,188
                                                      -----------
Multi-Line Insurance - 1.24%
  Cigna Corp...........................       12,000      828,000
                                                      -----------
Property/Casualty Insurance - 1.00%
  *Amerin Corp.........................        7,000      204,313
  Travelers Property Casualty Corp.....       10,800      463,050
                                                      -----------
                                                          667,363
                                                      -----------
  TOTAL INSURANCE...................................    2,703,551
                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 0.62%
  Equity Residential Properties
   Trust...............................        8,700      412,706
                                                      -----------
TECHNOLOGY
Hardware & Peripherals - 1.86%
  *E. M. C. Corp.......................       21,500      963,469
  *Zebra Technologies Corp.............        6,500      277,875
                                                      -----------
                                                        1,241,344
                                                      -----------
Semiconductors - 0.84%
  *LSI Logic Corp......................       24,200      558,113
                                                      -----------
Software - 4.21%
  Adobe Systems, Inc...................       17,200      729,925
  Electronic Data Systems Corp.........       14,400      576,000
  First Data Corp......................       18,200      606,288

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

                                          Number of
              Description                  Shares        Value
---------------------------------------  -----------  -----------
Software - 4.21%--Continued
  *Synopsys, Inc.......................       19,500  $   892,125
                                                      -----------
                                                        2,804,338
                                                      -----------
  TOTAL TECHNOLOGY..................................    4,603,795
                                                      -----------
TRANSPORTATION
Miscellaneous Transportation - 0.90%
  *FDX Corp............................        9,600      602,400
                                                      -----------
Railroad - 1.03%
  Union Pacific Corp...................       15,500      683,937
                                                      -----------
  TOTAL TRANSPORTATION..............................    1,286,337
                                                      -----------
UTILITIES
Utility Service Providers - 2.29%
  *AES Corp............................       29,100    1,529,563
                                                      -----------
  TOTAL COMMON STOCKS (Cost $30,423,792)............   38,497,889
                                                      -----------

                                          Par Value
                                         -----------
CORPORATE BONDS - 16.43%
Basic Industries - 1.55%
  Glatfelter P. H. Co.
   6.875%, 07/15/07....................  $ 1,000,000    1,036,330
                                                      -----------
Computers - 2.19%
  International Business Machines
   5.945%, 05/14/01....................    1,450,000    1,457,221
                                                      -----------
Entertainment - 1.66%
  Viacom International, Inc.
   10.250%, 09/15/01...................    1,000,000    1,105,000
                                                      -----------
Financial Services - 7.00%
  Associates Corp.
   5.875%, 05/16/01....................    1,350,000    1,347,246
  Ford Motor Credit Corp.
   8.200%, 02/15/02....................    1,350,000    1,445,850
  Paine Webber Group, Inc.
   9.250%, 12/15/01....................      800,000      871,944

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

              Description                 Par Value      Value
---------------------------------------  -----------  -----------
Financial Services - 7.00%--Continued
  Salomon, Inc.
   5.582%, 04/05/99....................  $ 1,000,000  $ 1,000,000
                                                      -----------
                                                        4,665,040
                                                      -----------
Oil & Gas Services - 0.77%
  Gulf CDA Resources, Limited
   9.000%, 08/15/99....................      500,000      513,850
                                                      -----------
Retail: Food - 1.46%
  Coca Cola Enterprises, Inc.
   6.375%, 8/01/01.....................      960,000      973,114
                                                      -----------
Retail - 1.80%
  Wal Mart Stores, Inc.
   8.625%, 04/01/01....................    1,125,000    1,203,289
                                                      -----------
  TOTAL CORPORATE BONDS (cost $10,818,463)..........   10,953,844
                                                      -----------
U.S. TREASURY OBLIGATIONS - 20.97%
U. S. Treasury Bonds - 2.16%
  7.500%, 11/15/16.....................    1,200,000    1,440,804
                                                      -----------
U. S. Treasury Notes - 18.81%
  5.375%, 02/15/01.....................    2,550,000    2,541,508
  8.000%, 05/15/01.....................    1,300,000    1,384,773
  7.500%, 11/15/01.....................    3,000,000    3,177,390
  7.250%, 05/15/04.....................      925,000    1,003,764
  7.500%, 02/15/05.....................    2,550,000    2,822,187
  7.125%, 02/29/00.....................    1,575,000    1,614,674
                                                      -----------
                                                       12,544,296
                                                      -----------
  TOTAL U.S. TREASURY OBLIGATIONS (Cost
   $13,784,091).....................................   13,985,100
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
           ----------------------------------------------------------
                                 Balanced Fund

              Description                 Par Value      Value
---------------------------------------  -----------  -----------
REPURCHASE AGREEMENT - 4.44%
  State Street Bank & Trust Co.
   $2,963,000 at 4.00% (Agreement dated
   June 30, 1998; to be repurchased at
   $2,963,329 on 7/01/98;
   collateralized by U.S. Treasury
   Notes due 7/31/01) (Value
   $3,104,742) (Cost $2,963,000).......  $ 2,963,000  $ 2,963,000
                                                      -----------
  TOTAL INVESTMENTS - 99.58% (Cost $57,989,346).....   66,399,833
                                                      -----------
  Cash and Other Assets, Net of Liabilities -
   0.42%............................................      281,107
                                                      -----------
NET ASSETS - 100.00%................................  $66,680,940
                                                      -----------
                                                      -----------

* INDICATES NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
           ----------------------------------------------------------

                                               Mini-Cap       Value+       Balanced
                                                 Fund      Growth Fund       Fund
                                             ------------  ------------  ------------
ASSETS
Investments in securities at market value
 (cost of $82,404,526, $42,438,518,
 $57,989,346)                                $ 88,351,013   $47,593,645  $ 66,399,833
Cash                                                4,352        1,520          2,256
Receivables:
  Investment securities sold                    4,422,788    1,309,483      1,038,760
  Income receivable                                73,118       36,934        459,553
  Fund shares sold                                482,226        1,036         86,985
Deferred organization costs                        11,578       11,578          3,523
                                             ------------  ------------  ------------
  Total assets                                 93,345,075   48,954,196     67,990,910
                                             ------------  ------------  ------------

LIABILITIES
Payables:
  Investment securities purchased               1,900,777    1,448,562      1,220,972
  Fund shares repurchased                         423,237       13,891          1,828
  Investment advisory fees                         64,545       42,718         23,595
  Shareholder servicing fees                       15,797           --         10,035
  Accrued expenses                                 70,416       49,682         53,540
                                             ------------  ------------  ------------
    Total liabilities                           2,474,772    1,554,853      1,309,970
                                             ------------  ------------  ------------
NET ASSETS                                   $ 90,870,303   $47,399,343  $ 66,680,940
                                             ------------  ------------  ------------
                                             ------------  ------------  ------------

COMPOSITION OF NET ASSETS
  Paid-in capital                            $ 79,665,598   $40,825,246  $ 55,995,110
  Undistributed net investment income                  --           --         17,871
  Accumulated net realized gain                 5,258,218    1,418,970      2,257,472
  Net unrealized appreciation                   5,946,487    5,155,127      8,410,487
                                             ------------  ------------  ------------
NET ASSETS                                   $ 90,870,303   $47,399,343  $ 66,680,940
                                             ------------  ------------  ------------
                                             ------------  ------------  ------------
Number of shares, $0.01 par value, issued
 and outstanding (unlimited shares
 authorized)                                    4,758,478    2,925,527      4,319,389
                                             ------------  ------------  ------------
                                             ------------  ------------  ------------
NET ASSET VALUE PER SHARE                    $      19.10   $    16.20   $      15.44
                                             ------------  ------------  ------------
                                             ------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
           ----------------------------------------------------------

                                               Mini-Cap       Value+      Balanced
                                                 Fund      Growth Fund      Fund
                                             ------------  ------------  -----------
INVESTMENT INCOME
Income
  Dividend income                            $    624,156   $  409,866   $   418,868
  Interest income                                 613,556      117,354     1,648,013
                                             ------------  ------------  -----------
    Total income                                1,237,712      527,220     2,066,881
                                             ------------  ------------  -----------
Expenses (note 3)
  Investment advisory fees                      1,356,867      333,535       586,424
  Shareholder service fees                        335,740       68,173       117,748
  Administration fees                              74,735       50,001        52,436
  Custodian fees                                   72,999       49,002        53,999
  Professional fees                                64,588        3,485        28,312
  Transfer agent fees                              64,334       29,000        39,998
  Shareholder reporting fees                       54,753       14,000        28,977
  Registration fees                                24,390       10,001        10,677
  Trustees fees                                    24,145       12,001        14,977
  Miscellaneous                                    19,537        1,079         5,899
  Amortization of deferred organization
    costs                                           9,366        9,366         2,537
                                             ------------  ------------  -----------
    Total expenses                              2,101,454      579,643       941,984
    Less: expenses reimbursed                     (67,397)     (88,072)     (250,482)
    Add: credit line commitment fees                6,001        1,000         3,000
                                             ------------  ------------  -----------
    Net expenses                                2,040,058      492,571       694,502
                                             ------------  ------------  -----------
Net investment income (loss)                     (802,346)      34,649     1,372,379
                                             ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain on investments               27,481,233    2,939,634     4,341,116
Change in net unrealized appreciation on
 investments                                  (13,131,072)   1,178,382      (176,701)
                                             ------------  ------------  -----------
Net gain on investments                        14,350,161    4,118,016     4,164,415
                                             ------------  ------------  -----------
Net increase in net assets resulting from
 operations                                  $ 13,547,815   $4,152,665   $ 5,536,794
                                             ------------  ------------  -----------
                                             ------------  ------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEARS ENDED JUNE 30, 1998 AND 1997
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                                           1998           1997
                                                       -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                                  $    (802,346) $     (90,775)
  Net realized gain on investments                        27,481,233      9,560,902
  Change in net unrealized appreciation on
    investments                                          (13,131,072)    12,401,072
                                                       -------------  -------------
  Net increase in net assets from operations              13,547,815     21,871,199
                                                       -------------  -------------
Distributions to shareholders:
  From net investment income                                --             --
  From net realized gains                                (30,810,487)    (3,190,683)
                                                       -------------  -------------
  Total distributions                                    (30,810,487)    (3,190,683)
                                                       -------------  -------------
Fund share transactions:
  Proceeds from shares sold                               96,326,126     79,855,448
  Net asset value of shares issued on reinvestment of
    distributions                                         28,723,773      2,999,212
  Cost of shares redeemed                               (139,969,472)   (71,179,955)
                                                       -------------  -------------
Net increase / (decrease) from Fund share
 transactions                                            (14,919,573)    11,674,705
                                                       -------------  -------------

Net increase / (decrease) in net assets                  (32,182,245)    30,355,221

NET ASSETS
Beginning of year                                        123,052,548     92,697,327
                                                       -------------  -------------
End of year                                            $  90,870,303  $ 123,052,548
                                                       -------------  -------------
                                                       -------------  -------------

CHANGE IN SHARES
Shares sold                                                4,433,085      4,230,103
Shares issued on reinvestment of distributions             1,437,672        161,334
Shares redeemed                                           (6,748,102)    (3,797,059)
                                                       -------------  -------------
Net increase / (decrease)                                   (877,345)       594,378
                                                       -------------  -------------
                                                       -------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEARS ENDED JUNE 30, 1998 AND 1997
           ----------------------------------------------------------
                               Value+Growth Fund

                                                             1998          1997
                                                         ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                  $     34,649  $     90,334
  Net realized gain on investments                          2,939,634     3,138,603
  Change in net unrealized appreciation on investments      1,178,382     2,300,581
                                                         ------------  ------------
  Net increase in net assets from operations                4,152,665     5,529,518
                                                         ------------  ------------
Distributions to shareholders:
  From net investment income                                 (120,896)      (90,334)
  From net realized gains                                  (3,451,349)   (1,724,310)
                                                         ------------  ------------
  Total distributions                                      (3,572,245)   (1,814,644)
                                                         ------------  ------------
Fund share transactions:
  Proceeds from shares sold                                30,647,357    11,214,419
  Net asset value of shares issued on reinvestment of
    distributions                                           3,471,757     1,766,339
  Cost of shares redeemed                                 (11,294,038)  (13,957,484)
                                                         ------------  ------------
Net increase / (decrease) from Fund share transactions     22,825,076      (976,726)
                                                         ------------  ------------

Net increase in net assets                                 23,405,496     2,738,148

NET ASSETS
Beginning of year                                          23,993,847    21,255,699
                                                         ------------  ------------
End of year                                              $ 47,399,343  $ 23,993,847
                                                         ------------  ------------
                                                         ------------  ------------

CHANGE IN SHARES
Shares sold                                                 1,930,512       800,854
Shares issued on reinvestment of distributions                222,229       128,814
Shares redeemed                                              (702,262)   (1,006,898)
                                                         ------------  ------------
Net increase / (decrease)                                   1,450,479       (77,230)
                                                         ------------  ------------
                                                         ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEARS ENDED JUNE 30, 1998 AND 1997
           ----------------------------------------------------------
                                 Balanced Fund

                                                              1998          1997
                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                   $  1,372,379  $  1,409,187
  Net realized gain on investments                           4,341,116     5,924,699
  Change in net unrealized appreciation on investments        (176,701)    4,204,111
                                                          ------------  ------------
  Net increase in net assets from operations                 5,536,794    11,537,997
Distributions to shareholders:
  From net investment income                                (1,405,083)   (1,356,465)
  From net realized gains                                   (6,870,711)   (4,582,193)
                                                          ------------  ------------
  Total distributions                                       (8,275,794)   (5,938,658)
                                                          ------------  ------------
Fund share transactions:
  Proceeds from shares sold                                 14,900,421    13,993,658
  Net asset value of shares issued on reinvestment of
    distributions                                            8,100,854     5,763,051
  Cost of shares redeemed                                  (16,979,476)   (8,937,283)
                                                          ------------  ------------
Net increase from Fund share transactions                    6,021,799    10,819,426
                                                          ------------  ------------

Net increase in net assets                                   3,282,799    16,418,765

NET ASSETS
Beginning of year                                           63,398,141    46,979,376
                                                          ------------  ------------
End of year                                               $ 66,680,940  $ 63,398,141
                                                          ------------  ------------
                                                          ------------  ------------

CHANGE IN SHARES
Shares sold                                                    956,486       944,650
Shares issued on reinvestment of distributions                 527,543       397,810
Shares redeemed                                             (1,109,840)     (596,248)
                                                          ------------  ------------
Net increase                                                   374,189       746,212
                                                          ------------  ------------
                                                          ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                      07/01/97     07/01/96     07/01/95     09/30/94+
                                         TO           TO           TO           TO
                                      06/30/98     06/30/97     06/30/96     06/30/95
                                     -----------  -----------  -----------  -----------
Net asset value, beginning of
   period                             $   21.83    $   18.39    $   14.12    $   10.00
                                     -----------  -----------  -----------  -----------
Income from investment operations
Net investment income (loss)              (0.17)       (0.01)       (0.02)        0.01
Net realized and unrealized gain on
   investments                             2.40         4.04         5.25         4.13
                                     -----------  -----------  -----------  -----------
Total from investment operations           2.23         4.03         5.23         4.14
                                     -----------  -----------  -----------  -----------
Less distributions
From net investment income                -            -            -            (0.02)
From net realized gains                   (4.96)       (0.59)       (0.96)       -
                                     -----------  -----------  -----------  -----------
Total distributions                       (4.96)       (0.59)       (0.96)       (0.02)
                                     -----------  -----------  -----------  -----------
Net asset value, end of period        $   19.10    $   21.83    $   18.39    $   14.12
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Total return                             10.29%       22.45%       38.46%       41.47%**
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Net assets at end of period (in
   000's)                             $  90,870    $ 123,053    $  92,697    $  10,397
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Ratio of expenses to average net
   assets (net of expense
   reimbursements)(1)                     1.50%        1.50%        1.50%        1.50%*
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Ratio of net investment income
   (loss) to average net assets          (0.59%)      (0.08%)      (0.35%)       0.04%*
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Portfolio turnover rate                 168.74%      304.88%      214.71%      102.85%
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------

* ANNUALIZED

**NOT ANNUALIZED

+ FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1994.

1 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS AND
  RECOUPMENTS WERE 1.55%, 1.39%, 1.74%, AND 4.99% FOR THE MINI-CAP FUND FOR THE PERIODS ENDED JUNE 30, 1998, 1997, 1996, AND 1995, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.
           ----------------------------------------------------------
                               Value+Growth Fund

                                                   07/01/96     07/01/95     09/30/94+
                                     07/01/97 TO      TO           TO           TO
                                      06/30/98     06/30/97     06/30/96     06/30/95
                                     -----------  -----------  -----------  -----------
Net asset value, beginning of
   period                             $   16.27    $   13.69    $   12.82    $   10.00
                                     -----------  -----------  -----------  -----------
Income from investment operations
Net investment income                      0.01         0.10         0.11         0.05
Net realized and unrealized gain on
   investments                             1.77         4.03         1.40         2.79
                                     -----------  -----------  -----------  -----------
Total from investment operations           1.78         4.13         1.51         2.84
                                     -----------  -----------  -----------  -----------
Less distributions
From net investment income                (0.04)       (0.10)       (0.13)       (0.02)
From net realized gains                   (1.81)       (1.45)       (0.51)       -
                                     -----------  -----------  -----------  -----------
Total distributions                       (1.85)       (1.55)       (0.64)       (0.02)
                                     -----------  -----------  -----------  -----------
Net asset value, end of period        $   16.20    $   16.27    $   13.69    $   12.82
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Total return                             11.54%       32.38%       12.11%       28.43%**
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Net assets at end of period (in
   000's)                             $  47,399    $  23,994    $  21,256    $  12,989
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Ratio of expenses to average net
   assets (net of expense
   reimbursements)(1)                     1.25%        1.26%        1.35%        1.35%*
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Ratio of net investment income
   (loss) to average net assets           0.09%        0.45%        0.78%        1.18%*
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Portfolio turnover rate                  60.51%      160.13%      101.05%       31.64%
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------

* ANNUALIZED

**NOT ANNUALIZED

+ FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1994.

1 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS
  WERE 1.48%, 2.11%, 2.12%, AND 5.21% FOR THE VALUE+GROWTH FUND FOR PERIODS ENDED JUNE 30, 1998, 1997, 1996, AND 1995, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.
           ----------------------------------------------------------
                                 Balanced Fund

                          07/01/97     07/01/96     07/01/95     10/01/94     11/01/93     11/01/92
                             TO           TO           TO           TO           TO           TO
                          06/30/98     06/30/97     06/30/96     06/30/95     09/30/94     10/31/93
                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period    $   16.07    $   14.69    $   13.96    $   12.41    $   12.82    $   10.84
                         -----------  -----------  -----------  -----------  -----------  -----------
Income from investment
   operations
Net investment income          0.31         0.38         0.43         0.24         0.16         0.16
Net realized and
   unrealized gain on
   investments                 1.05         2.78         1.27         1.59         0.05         1.98
                         -----------  -----------  -----------  -----------  -----------  -----------
Total from investment
   operations                  1.36         3.16         1.70         1.83         0.21         2.14
                         -----------  -----------  -----------  -----------  -----------  -----------
Less distributions
From net investment
   income                     (0.32)       (0.37)       (0.43)       (0.24)       (0.18)       (0.16)
From net realized gains       (1.67)       (1.41)       (0.54)       (0.04)       (0.44)       -
                         -----------  -----------  -----------  -----------  -----------  -----------
Total distributions           (1.99)       (1.78)       (0.97)       (0.28)       (0.62)       (0.16)
                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of
   period                 $   15.44    $   16.07    $   14.69    $   13.96    $   12.41    $   12.82
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Total return                  8.96%       23.12%       12.56%       14.98%**      3.66%**     19.83%
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of
   period (in 000's)      $  66,681    $  63,398    $  46,979    $  38,836    $  34,659    $  20,931
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Ratio of expenses to
   average net assets
   (net of expense
   reimbursements)(1)         1.00%        1.26%        1.35%        1.33%*       1.63%*       1.47%
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Ratio of net investment
   income to average
   net assets                 1.99%        2.62%        2.98%        2.51%*       1.77%*       1.51%
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Portfolio turnover rate      83.27%       91.90%       69.11%       54.02%       60.90%       44.12%
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------

* ANNUALIZED

**NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

1 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS WAS
  1.37%, 1.31%, 1.49%, AND 1.42% FOR THE BALANCED FUND FOR THE PERIODS ENDED JUNE 30, 1998, 1997, 1996, AND 1995, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1. Organization

Jurika & Voyles Fund Group (the "Trust") was organized as a Delaware business trust on July 11, 1994 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of three separate diversified series: Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund (each a "Fund" and collectively the "Funds").

The investment objectives of the Funds are as follows:

The Mini-Cap Fund seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

The Value+Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

On September 30, 1994, shareholders of the Jurika & Voyles Balanced Fund (the "Balanced Fund"), formerly a portfolio of the Advisors' Inner Circle Fund (the "Old Fund"), exchanged 2,793,608 shares of the Old Fund (valued at $34,658,609, including unrealized gains of $1,199,928) for 2,793,608 shares of the Balanced Fund in a tax-free exchange. All of the assets of the Old Fund were transferred to the Balanced Fund at net asset value. The Financial Highlights for periods prior to October 1, 1994 include results of the Old Fund.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

    SECURITY VALUATION--Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the

                         NOTES TO FINANCIAL STATEMENTS
    principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the Nasdaq Stock Market and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value.

    FEDERAL INCOME TAXES--Each Fund has elected and qualified and intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required.

    SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method. Realized gains and losses on securities sold are determined under the identified cost method.

    It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

    DEFERRED ORGANIZATION COSTS--Organization costs are amortized on a straight line basis over a period of sixty months commencing with the Funds' operations.

    DISTRIBUTIONS--Distributions to shareholders are recorded on the ex-dividend date.

    ACCOUNTING ESTIMATES--The preparation of financial statements in accordance with generally accepted accounting principles requires

                         NOTES TO FINANCIAL STATEMENTS
    management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Management Fees and Transaction with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Jurika & Voyles, L.P., (the "Adviser"). Under the terms of the Agreement, the Trust will pay a fee equal to the following rates of average daily net assets: 0.85% for the Value+Growth Fund and the Balanced Fund, and 1.00% for the Mini-Cap Fund. The Adviser currently is voluntarily reducing its advisory fee for the Balanced Fund to an annual rate of 0.70%. The Adviser has voluntarily agreed to the expense limitation described herein for an indefinite period of time, by reducing all or a portion of its fees (and reimbursing the Funds' expenses) so that the ratio of expenses to average net assets will not exceed 1.25% for the Value+Growth Fund, 0.95% for the Balanced Fund, and 1.50% for Mini-Cap Fund. Prior to September 9, 1997, the expense limitation for the Balanced Fund was 1.25%. In subsequent years, overall operating expenses of each Fund will not fall below the applicable expense limitations until the Adviser has been fully reimbursed for fees foregone or expenses paid by the Adviser under this agreement, as each Fund will reimburse the Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation. The agreement permits such reimbursement to the Adviser within the three year period following the year in which the Adviser waived fees or reimbursed expenses of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. Unreimbursed expenses at June 30, 1998 amounted to $130,866, $386,759 and $338,512, for the Mini-Cap, Value+Growth and Balanced Funds, respectively.

Pursuant to a Shareholder Services Plan, effective June 9, 1997, the Fund will reimburse the Adviser for any expenses incurred, not to exceed 0.25% of the Fund's average daily net assets, for shareholder services provided. Under the Shareholders Services Plan, the Adviser as Service Coordinator will provide, or will arrange for others to provide, certain specified shareholder services to Class J shareholders of the Funds. In certain cases, the Adviser may also pay a fee, out of its own resources

                         NOTES TO FINANCIAL STATEMENTS
and not out of the service fee payable under the Shareholder Services Plan, to a participating organization for providing other administrative services to its customers who invest in Class J shares of the Fund.

The Trust, on behalf of the Funds, entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.03% of next $250 million and 0.01% thereafter, subject to a minimum fee of $50,000 per annum per Fund.

First Fund Distributors, Inc. serves as the Distributor to the Funds pursuant to a Distribution Agreement. The Distributor receives no fee for its distribution services.

Certain officers of the Adviser, Administrator and Distributor are also officers and/or Trustees of the Funds.

Each unaffiliated Trustee is compensated by the Trust at $5,000 per year plus an attendance fee of $500 for each Trustees' meeting attended.

4. Purchases and Sales of Securities

The cost of security purchases and the proceeds from security sales, other than short-term investments for the year ended June 30, 1998, are as follows:

FUNDS                                             PURCHASES           SALES
---------------------------------------------  ----------------  ----------------
Mini-Cap Fund                                  $    201,445,476       250,486,405
Value+Growth Fund                                    42,252,145        21,885,114
Balanced Fund                                        58,236,773        51,457,361

                         NOTES TO FINANCIAL STATEMENTS

The total cost of securities and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at June 30, 1998, based on cost for federal income tax purposes, are as follows:

                                             GROSS           GROSS            NET
                            TOTAL          UNREALIZED      UNREALIZED     UNREALIZED
FUNDS                      TAX COST       APPRECIATION    DEPRECIATION   APPRECIATION
---------------------  ----------------  --------------  --------------  -------------
Mini-Cap Fund          $     82,452,570  $   10,330,304  ($   4,431,861) $   5,898,443
Value+Growth Fund            42,470,551       6,856,962      (1,733,868)     5,123,094
Balanced Fund                57,989,346       9,513,371      (1,102,884)     8,410,487

5. Line of Credit

The Trust has a $10 million unsecured line of credit with a group of participating banks. The interest rate charged on borrowings is the Overnight Federal Funds rate, plus 0.445%. Each Fund pays its pro rata share of a commitment fee of 0.07% of the unused portion of the commitment. There were no borrowings under this commitment during the year ended June 30, 1998. The Funds also pay a utilization fee of 0.05% on the principal amount outstanding when more than 50% of total commitment is outstanding, or 0.10% when more than 66.67% of the total commitment is outstanding.

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Jurika & Voyles Fund Group

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund (all of which are separate series of Jurika & Voyles Fund Group (the "Trust") as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the three years in the period then ended, and for the period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to October 1, 1994 were audited by other auditors whose report thereon, dated November 23, 1994 expressed an unqualified opinion with respect thereto.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund as of June 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.

                                                        [SIGNATURE]

New York, New York
July 24, 1998

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     [LOGO]

Jurika & Voyles Fund Group
1999 Harrison Street, Suite 700
Oakland, California 94612-3517
(800) JV-INVST
(800) 58-46878